Exhibit 99.2

Certain statements in this presentation constitute "forward-looking statements." When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to our 2009 guidance, including revenue, adjusted operating cash flow and net free cash flow, Systems Operations and SG&A Expense, capital investment, and compliance with credit agreement covenants are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Delivering On Our Proactive Management Plan: Offsetting Impacts of Challenging Environment Right Sizing Operations by Cutting Expenditures Operating Expenses Reduced 23% vs. Q4 '07; 14% vs. Q3'08 Capital Investment Reduced by 41% vs. Q4 '07; 25% vs. Q3'08 Driving Operating Cash Flows Cash from Operations Up 61% vs. Q4 '07; up 26% vs. Q3'08 Adjusted Free Cash Flow* Up $12.5m vs. Q4 '07; up $8.9m vs. Q3'08 Allocating Cash Flow toward Debt Reduction Long-Term Debt Reduced by $21.9 Million in Q4 '08 Year-End Debt = $588.5 Million ($577.7 Million Net Debt) Q4/2008 Financial Highlights Slide 2 * Adjusted Free Cash Flow Definition - see slide 26

2008 v. 2007: Increased and Diversified Revenue Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, Healthcare and THN 32% of Revenue from Strategic Growth Initiatives +29.0% +2.8% +30.4% Slide 3 ($ in millions) Total Revenue Increased 9.9% $533.9 $485.6

2008 v. 2007: Increased Cash Flow Slide 4 * Adjusted Free Cash Flow Definition - see slide 26 ($ in millions) Adjusted Operating Cash Flow* Adjusted Free Cash Flow* $130.7 $137.8 * Adjusted Operated Cash Flow Definition - see slide 24 + 5.4% + 87.6%

2008 v 2007: Accelerated Debt Reduction Slide 5 Debt Reduction accelerated following On Command integration period On Command Integration Period ($ in millions)

Q4: Total Revenue Per Room Comparison Guest Entertainment - Occupancy down 8.2%, Balance of Decrease from "Cautious Consumer" Hotel Services and System Sales Offset 38% of Decline in Guest Entertainment Substantial Increase in Hotel Services Revenue with Conversion to HD Basic Programming System Sales and Related Service Increase Due to Increases in Professional Solutions Slide 6

Gross Margin Comparison Increased Gross Margin for Guest Entertainment Significant margin increase in Hotel Services - expanded HD Basic Programming Total Hospitality gross margin stable Total Gross Margin down slightly due to revenue composition Slide 7

Proactive Management Focus (in millions) Decreasing Operating Expenses $23.5 Slide 8 $30.6 Reductions Driven by: On Command Integration Operational Efficiencies Proactive Management Plan Employee Reductions General Expense Controls $27.4 - 23.2% - 14.2% Period over Period and Sequential Decreases

Reducing Allocation to Capital Investment $11.0 Slide 9 $18.5 Reductions Driven by: Lower Investment per room Number of rooms New - 15,100 Converted - 14,782 $14.7 - 40.5% - 25.2% Proactive Management Focus (in millions) Period over Period and Sequential Decreases

375 275 Reducing High Definition Capital Per Room Slide 10 New HD Per-Room Investment Down 25% Converted HD Per-Room Investment Down 17% Engineering Efforts and Component Costs Higher Hotel Capital Contribution

Adjusted Net Income Analysis (in millions except per share data) Slide 11

$27.2 Increase in Adjusted Free Cash Flow* Slide 12 ($ in millions) * Adjusted Free Cash Flow Definition - see slide 26

Adjusted Free Cash Flow Analysis* ($ in millions except per share) Slide 13 * Adjusted Free Cash Flow Definition - see slide 26

Covenant Analysis Repaid $21.9 Million on Term B Loan in Q4 Slide 14 ($ in millions)

Proactively Manage Company Through Economic Downturn: Manage to Compliance with Debt Covenants With Strategies that Drive Long-Term Shareholder Value Right Size Operations to Economic Environment Tightly Manage Operating Expenses Target Reduced Allocation of Capital to Highest Return Opportunities Drive Strategic & Diversified Revenue Growth Hospitality: Hotel Services, System Sales and Related Services The Hotel Networks: Satellite, VOD/Interactive, Promotions Healthcare: System Sales, Maintenance Agreements, Up-Sell New Applications 2009 Primary Goals and Strategies Slide 15

2009 Focus: Proactive Management (In Millions) Tightly Manage Operating Expenses $22-$23 $23.5 Slide 16 $30.6 $28.4 $27.4 $22-$23 Operating Expenses include both Systems Operations and SG&A Operating Cost Structure Now 29% Below Q2'07 Merger Level Level Sustainable Until Circumstances Warrant Change

2009 Focus: Proactive Management (In Millions) Target Decreased Capital Allocation Slide 17 $5-$6 $11.0 $18.9 $19.8 $14.7 $5-$6 Capital Reduced with Start of Substantial Economic Weakness in Q3'08 Major Customers Have Accepted Change, Understanding New Reality Current Level Sustainable until Circumstances Warrant Change

2005 2006 2007 2008 Hotels Contributing Larger Percent of Capital Slide 18 (Rolling Four Quarters) On Command Acquired on 4/4/07 * *

2009 Focus: Proactive Management (In Millions) Drive Strategic & Diversified Revenue Growth $48 - $50 $44.7 $40.6 $42.1 $41.5 $46 - $48 Slide 19 Revenue Growth: Hotel Services, System Sales, THN and Healthcare

2009 Focus: Proactive Management Increased Allocation to Debt Reduction 70-80% 20-30% 28% 72% Slide 20 '08 Adjusted Cash from Operations = $100 Million; Expect Comparable Level in '09

Slide 21 Assumes: (17.5%) to (22.5%) Reduction in Guest Entertainment Revenue vs. Q1'08 Growth in Strategic & Diversified Revenue Current, Reduced Operating Cost Structure Q1'09 Financial Guidance ($ in millions)

Q1'09 Financial Guidance Slide 22 "Bank AOCF" = AOCF Adjusted for severance payments ($ in millions)

Copyright (c) 2009 LodgeNet Interactive Corporation. All rights reserved. Slide 23

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 24

Reconciliation of Net Loss to Adjusted Net Loss Slide 25

Reconciliation of Adjusted Free Cash Flow Slide 26